UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                   ----------

                       TEMPLETON GLOBAL INCOME FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                                [GRAPHIC OMITTED]

                                                         FEBRUARY 28, 2006
--------------------------------------------------------------------------------

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                  SEMIANNUAL REPORT                 |         INCOME
--------------------------------------------------------------------------------

                                   TEMPLETON
                               GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                       TEMPLETON GLOBAL INCOME FUND

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Global Income Fund ..............................................    1

Performance Summary .......................................................    8

Important Notice to Shareholders ..........................................    9

Financial Highlights and
Statement of Investments ..................................................   10

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Annual Meeting of Shareholders ............................................   26

Dividend Reinvestment and
Cash Purchase Plan ........................................................   27

Shareholder Information ...................................................   29

--------------------------------------------------------------------------------

Semiannual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Government Bonds .................     93.3%
Corporate Bond ...................      1.8%
Short-Term Investments &
Other Net Assets .................      4.9%

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's semiannual report for the period ended February 28, 2006.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
   WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
   A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
   Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Income Fund posted cumulative total returns of +3.05% based on market price and +4.06% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which posted cumulative total returns of -0.59% in local currency terms and -3.03% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced solid growth during the period under review and remained notably resilient despite high energy prices. In fourth quarter 2005, the economy expanded 3.2% compared with the same quarter in 2004. Continued productivity growth and job creation increased capital and labor utilization and, in addition to higher global commodity prices, exerted some inflationary pressures in the U.S. As a result, the Federal Reserve Board (Fed) increased the federal funds target rate 100 basis points (100 basis points equal one percentage point) to 4.50% by period-end. Consistent with strong economic growth and solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $68.5 billion monthly deficit level by January 2006. 2 While higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) deteriorated, largely due to the widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 7.0% of gross domestic product (GDP) in fourth quarter 2005 versus 6.3% a year earlier. 2

Although both the U.S. and Asia experienced strong growth in the second half of 2005, the large and growing current account deficit in the U.S. contrasted with that of Asia, which has generally run significant surpluses. Characteristic of the imbalance, investment-to-savings ratios showed a trend of lower savings rates in the U.S., particularly among households and the government, as opposed to higher savings rates and underinvestment in Asia. In 2005, robust export performance and a competitive labor market led to better job and income growth, which supported renewed consumption growth in many Asian

1. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: U.S. Bureau of Economic Analysis.


2 | Semiannual Report
countries. However, investment growth failed to fully recover. Balance of payment conditions supporting reserve accumulation remained intact in Asia over the six-month period. This was most notable in China where foreign exchange reserves reached $819 billion in December 2005. 3 Overall, aggregate demand among Asian economies, such as in China, Singapore, Japan and South Korea, continued to accelerate in fourth quarter 2005. Correspondingly, regional interest rates tightened. For example, Thailand raised rates 150 basis points, to 4.25%; South Korea 75 basis points to 4.00%; and Malaysia 55 basis points to 3.24%. 4

Economic activity in the 12-country euro zone accelerated in the second half of 2005. However, growth was still more moderate in Europe than in the U.S. or Asia. Euro-zone GDP growth in the fourth quarter rose 1.7% compared with a year earlier. 5 Although underlying inflationary pressures remained well contained, higher energy prices and liquidity conditions prompted the European Central Bank
(ECB) to increase interest rates 25 basis points to 2.25% after being on hold for 29 months. Central European economies also benefited from firmer euro-zone growth conditions. Polish GDP growth rose 4.2% and Slovakia's GDP grew 7.5% in fourth quarter 2005. 6 Prior fiscal reforms and prudent macroeconomic policies enabled Slovakia to join the European Exchange Rate Mechanism II (ERMII), the precursor to adopting the euro, in November. Economic conditions in Norway and Sweden remained characterized by large current account surpluses and solid domestic growth conditions, led by labor market improvements. Correspondingly, both the Norwegian and Swedish central banks tightened their monetary policies in the six-month period.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

3. Source: National Bureau of Statistics, China.

4. Sources: Bank of Thailand; Bank of Korea (South Korea); Central Bank of Malaysia.

5. Source: Eurostat.

6. Sources: Polish Statistics Office; Statistical Office of the Slovak Republic.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

Asia                                                                       37.1%
Other Europe                                                               28.2%
EMU Members*                                                                9.4%
Latin America                                                               6.8%
Canada                                                                      6.8%
Australia & New Zealand                                                     6.6%
Middle East & Africa                                                        0.2%
Short-Term Investments & Other Net Assets                                   4.9%

*The Fund's EMU investments were in Austria, Belgium, Finland, France, Germany, Greece, Ireland, Netherlands and Spain.

INTEREST RATE STRATEGY

During the six-month review period, we shortened the Fund's overall duration, particularly among our Asian and European holdings, as we anticipated a trend in rising global interest rates led by the U.S. Fed. However, we found opportunities to benefit Fund performance as we sought to take advantage of local interest rate reductions. For example, the National Bank of Poland reduced interest rates 75 basis points during the period to 4.25%, bolstering local bond market returns to +3.55% in local currency terms. 7 Although Poland's economic growth began to accelerate and was modestly above the euro zone's average during the period, further currency appreciation, excess capacity and structural changes pushed inflation below the central bank's inflation target, and consumer price inflation fell from 4.4% at the end of 2004 to 0.7% in February 2006. 8 Another strong local market was Indonesia, which returned +17.27% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI) over the six-month period. 9 The Indonesian markets responded favorably to the government's decision to increase administered fuel prices to alleviate budget pressures due to fuel subsidies, and the central bank's quick and decisive actions that significantly raised rates. Conversely, as the U.K. treasury yield curve inverted, our lack of exposure to the U.K. bond market, which we avoided due to currency risk and bond valuations, detracted from the Fund's relative performance.

CURRENCY STRATEGY

During the period under review, the U.S. dollar received some reprieve from the depreciation trend that began in early 2002. The dollar appreciated 1.11% against its major trading partners. 10 In particular, it appreciated 3.16% against the euro and 4.22% against the yen. 11 The reprieve was likely due in part to the U.S. Fed's interest rate increases, which amounted to 100 basis points of tightening during the reporting period and 350 basis points since the Fed began removing policy accommodation in the summer of 2004. Despite the positive interest rate differential over other developed country interest rate levels, the U.S. balance of payment position deteriorated, led by a ballooning current account deficit and greater reliance on debt financing, particularly

7. Source: J.P. Morgan. The JPM GBI Broad is a combination of the GBI Global and selected other countries, launched in 1997 to increase country and return diversification in international fixed income markets.

8. Source: Polish Statistics Office.

9. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

10. Source: Federal Reserve H10 Report.

11. Source: Compustat.

4 | Semiannual Report
from the government sector. In large part, the imbalance created by the concurrence of a strong U.S. dollar and a deteriorated U.S. current account deficit was offset by sufficient global market liquidity resulting from a large global savings pool in Asia and oil exporting countries. The U.S. dollar also found support from the Homeland Investment Act (HIA) that allowed corporations to repatriate income accumulated abroad at more favorable tax rates. Support for the dollar should fade in 2006 as the HIA is set to expire. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

In the relatively difficult currency environment, currency diversification was an important component of the Fund's relative outperformance over the JPM GGBI. 1 We significantly reduced our exposure to the euro and increased our allocation to non-Japan Asia, non-euro Europe and the Americas outside the U.S. The Canadian dollar and the South Korean won were among the largest positive currency contributors to relative performance. Economic fundamentals remained supportive of the Canadian dollar, which appreciated 4.41% against the U.S. dollar, bringing the Canadian bond market's total return to +4.45% in U.S. dollar terms for the six-month period. 7,11 Energy and commodity prices continued to underpin Canada's overall economic environment. Additionally, the higher commodity price environment bolstered Canada's balance of payment position through higher exports and increased capital flows into the energy sector. Asia experienced strength in domestic demand. A notable example is the acceleration of South Korean private consumption in fourth quarter 2005 to 4.6% from 0.6% a year earlier, which was preceded by greater consumer confidence and higher property prices earlier in the year. 12 The South Korean won appreciated 7.16% against the U.S. dollar. 11 The Swedish krona and Norewegian krone weakened more than the euro against the dollar, declining 4.10% and 5.34%, and were among the more significant currency detractors from relative performance. 11 During the period, currency performance in Sweden and Norway suffered due to their lower interest rates relative to other developed markets; however, both countries maintained large current account and fiscal surpluses.

12. Source: Bank of Korea.


Semiannual Report | 5

CURRENCY BREAKDOWN*
Based on Total Portfolio Value as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

South Korean Won                                                          16.9%
Euro                                                                       9.5%
Polish Zloty                                                               8.5%
Indonesian Rupiah                                                          8.5%
Swedish Krona                                                              8.4%
Canadian Dollar                                                            8.3%
Thai Baht                                                                  6.8%
Australian Dollar                                                          5.2%
Slovakian Koruna                                                           5.0%
Norwegian Krone                                                            4.6%
SINGAPORE DOLLAR                                                           3.6%
Peruvian Nuevo Sol                                                         3.3%
U.S. Dollar                                                                3.1%
Icelandic Krona                                                            2.5%
Malaysian Ringgit                                                          2.3%
Egyptian Pound                                                             1.7%
Danish Krone                                                               1.7%
Hungarian Forint                                                           0.2%

*New Zealand Dollar = -0.1% due to forward currency contracts.

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt generated a strong return of +7.17% over the period, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global. 13 Sovereign interest rate spreads declined from 281 basis points at the beginning of the reporting period to 187 basis points by period-end. 14 Regionally, Latin American sovereign debt returned +9.45%, Central and Eastern European +3.05% and Asian +6.42%. 13 Euro-denominated markets also rose, gaining +1.17% in euro terms, as measured by the JPM Euro EMBI Global, but declined in U.S. dollar terms due to euro volatility during the period. 15 We sought to take advantage of strength in sovereign debt prices to reduce allocations to U.S. dollar-denominated credit, particularly in Venezuela and Ukraine.

13. Source: J.P. Morgan. The JPM EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

14. Source: J.P. Morgan Government Bond Index Monitor.

15. Source: J.P. Morgan. The JPM Euro EMBI Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

6 | Semiannual Report

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

                        /s/ Alex C. Calvo
[PHOTO OMITTED]
                        Alex C. Calvo


                        /s/ Michael Hasenstab
[PHOTO OMITTED]
                        Michael Hasenstab, Ph.D.

                        Portfolio Managers
                        Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
SYMBOL: GIM                                       CHANGE  2/28/06     8/31/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.22    $8.80       $9.02
-------------------------------------------------------------------------------
Market Price (NYSE)                               -$0.30    $8.55       $8.85
-------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
-------------------------------------------------------------------------------
Dividend Income                        $0.5480
-------------------------------------------------------------------------------

PERFORMANCE

-------------------------------------------------------------------------------
                                      6-MONTH    1-YEAR    5-YEAR   10-YEAR
Cumulative Total Return 1
-------------------------------------------------------------------------------
   Based on change in NAV              +4.06%    +0.55%   +81.72%   +140.91%
-------------------------------------------------------------------------------
   Based on change in market price     +3.05%    -6.12%   +91.72%   +165.69%
-------------------------------------------------------------------------------
Average Annual Total Return 1
-------------------------------------------------------------------------------
   Based on change in NAV              +4.06%    +0.55%   +12.69%     +9.19%
-------------------------------------------------------------------------------
   Based on change in market price     +3.05%    -6.12%   +13.91%    +10.27%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS, AND AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


8 | Semiannual Report

Important Notice to Shareholders

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                                                           Semiannual Report | 9

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                  FEBRUARY 28,
                                                      2006                               YEAR ENDED AUGUST 31,
                                                   (UNAUDITED)          2005           2004           2003       2002         2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $     9.02     $     8.77     $     8.18     $     7.29   $   6.99     $   7.06
                                                   --------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................         0.19           0.39           0.41           0.41      0.45f         0.56

 Net realized and unrealized gains (losses) ....         0.14           0.49           0.72           0.98      0.39f        (0.11)
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         0.33           0.88           1.13           1.39       0.84         0.45
                                                   --------------------------------------------------------------------------------
Capital share repurchases ......................           --             --             --             --         --         0.03
                                                   --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.55)         (0.63)         (0.54)         (0.50)     (0.34)       (0.31)

 Tax return of capital .........................           --             --             --             --      (0.20)       (0.24)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.55)         (0.63)         (0.54)         (0.50)     (0.54)       (0.55)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $     8.80     $     9.02     $     8.77     $     8.18   $   7.29     $   6.99
                                                   ================================================================================
Market value, end of period b ..................   $     8.55     $     8.85     $     8.56     $     7.95   $   7.35     $   6.55
                                                   ================================================================================

Total return (based on market value per share) c         3.05%         10.61%         14.69%         15.37%     21.32%       15.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $1,143,617     $1,172,240     $1,136,976     $1,058,791   $944,602     $763,696

Ratios to average net assets:

 Expenses ......................................         0.77% d        0.76% e        0.77% e        0.72%      0.75%        0.75%

 Net investment income .........................         4.27% d        4.22%          4.66%          5.16%      6.28% f      8.11%

Portfolio turnover rate ........................        27.70%         41.81%         48.85%         69.77%     82.31%       66.27%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................  $  (0.09)
Net realized and unrealized gains (losses) per share ..      0.09
Ratio of net investment income to average net assets ..     (1.32)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


10 | See notes to financial statements. | Semiannual Report

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

-------------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT c            VALUE
-------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.1%
    ARGENTINA 2.1%
a,b Government of Argentina, FRN, 4.889%, 8/03/12      29,450,000        $24,200,603
    AUSTRALIA 5.2%
    New South Wales Treasury Corp.,
       8.00%, 3/01/08 .............................     6,200,000  AUD     4,822,629
       6.00%, 5/01/12 .............................    10,200,000  AUD     7,767,010
    Queensland Treasury Corp.,
       6.00%, 7/14/09 .............................     4,100,000  AUD     3,101,535
       6.00%, 8/14/13 .............................    56,500,000  AUD    43,422,494
                                                                          59,113,668
    AUSTRIA 1.7%
    Government of Austria,
       9.00%, 9/15/06 .............................   865,000,000  ISK    13,198,999
       5.50%, 10/20/07 ............................     5,360,000  EUR     6,639,176
                                                                          19,838,175
    BELGIUM 2.4%
    Government of Belgium,
       8.50%, 10/01/07 ............................    19,718,000  EUR    25,476,470
       5.00%, 9/28/12 .............................     1,480,000  EUR     1,931,931
                                                                          27,408,401
    BRAZIL 0.4%
  a Government of Brazil, FRN, 5.25%, 4/15/12 .....     4,289,314          4,290,666
    CANADA 6.8%
    Government of Canada, 7.25%, 6/01/07 ..........    27,600,000  CAD    25,264,531
    Province of Alberta, 5.00%, 12/16/08 ..........    28,530,000  CAD    25,701,610
    Province of British Columbia,
       5.25%, 12/01/06 ............................     7,815,000  CAD     6,941,118
       6.00%, 6/09/08 .............................     7,000,000  CAD     6,415,835
    Province of Ontario,
       7.75%, 7/24/06 .............................     8,610,000  CAD     7,693,070
       3.50%, 9/08/06 .............................     6,780,000  CAD     5,955,491
                                                                          77,971,655
    DENMARK 1.7%
    Government of Denmark,
       6.00%, 11/15/11 ............................    15,500,000  DKK     2,813,893
       5.00%, 11/15/13 ............................    92,320,000  DKK    16,298,229
                                                                          19,112,122
    FINLAND 0.2%
    Government of Finland, 5.00%, 7/04/07 .........     2,090,000  EUR     2,560,152
    FRANCE 0.2%
    Government of France, 4.25%, 4/25/19 ..........     2,250,000  EUR     2,865,422


                                                          Semiannual Report | 11

Templeton Global Income Fund

------------------------------------------------------------------------------------------
                                                             PRINCIPAL
                                                              AMOUNT c           VALUE
------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  GERMANY 1.9%
  Government of Germany, 2.75%, 6/23/06 .............            295,000 EUR  $    351,854
  KfW Bankengruppe,
    8.25%, 9/20/07 ..................................        379,000,000 ISK     5,786,926
    senior note, 6.375%, 2/17/15 ....................         22,950,000 NZD    15,185,532
                                                                              ------------
                                                                                21,324,312
                                                                              ------------
  GREECE 0.5%
  Government of the Hellenic Republic, 4.60%, 5/20/13          4,560,000 EUR     5,786,128
                                                                              ------------
  ICELAND 0.7%
  Inter-American Development Bank, 9.00%, 1/04/07 ...        560,000,000 ISK     8,606,460
                                                                              ------------
  INDONESIA 7.5%
  Government of Indonesia,
    13.15%, 1/15/12 .................................     33,200,000,000 IDR     3,770,879
    11.00%, 10/15/14 ................................     55,000,000,000 IDR     5,488,021
    9.50%, 6/15/15 ..................................     33,050,000,000 IDR     2,996,366
    10.75%, 5/15/16 .................................     82,245,000,000 IDR     8,027,811
    11.00%, 11/15/20 ................................    359,100,000,000 IDR    34,681,447
  Indonesia Recapital Bonds,
    14.00%, 6/15/09 .................................     20,470,000,000 IDR     2,344,157
    13.15%, 3/15/10 .................................     21,330,000,000 IDR     2,391,748
    15.425%, 9/15/10 ................................      4,800,000,000 IDR       581,567
    14.25%, 6/15/13 .................................     84,050,000,000 IDR    10,128,605
    14.275%, 12/15/13 ...............................    126,836,000,000 IDR    15,295,597
                                                                              ------------
                                                                                85,706,198
                                                                              ------------
  IRISH REPUBLIC 0.4%
  Government of Ireland, 4.25%, 10/18/07 ............          3,400,000 EUR     4,133,786
                                                                              ------------
  MALAYSIA 2.3%
  Government of Malaysia,
    4.305%, 2/27/09 .................................         75,200,000 MYR    20,667,348
    4.032%, 9/15/09 .................................         21,400,000 MYR     5,836,100
                                                                              ------------
                                                                                26,503,448
                                                                              ------------
  MEXICO 1.0%
d Government of Mexico, 144A, 7.50%, 3/08/10 ........          8,800,000 EUR    12,028,324
                                                                              ------------
  NETHERLANDS 0.1%
  Government of the Netherlands, 5.75%, 2/15/07 .....            800,000 EUR       979,371
                                                                              ------------
  NEW ZEALAND 1.4%
  Government of New Zealand, 6.00%, 11/15/11 ........         18,273,000 NZD    12,222,640
  Inter-American Development Bank, 6.00%, 12/15/17 ..          6,000,000 NZD     3,866,867
                                                                              ------------
                                                                                16,089,507
                                                                              ------------
  NORWAY 4.6%
  Government of Norway, 6.75%, 1/15/07 ..............        343,407,000 NOK    52,623,825
                                                                              ------------


12 | Semiannual Report

Templeton Global Income Fund

-------------------------------------------------------------------------------------------
                                                               PRINCIPAL
                                                                AMOUNT c          VALUE
-------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
PERU 3.3%
Government of Peru,
  9.91%, 5/05/15 ...................................           6,500,000 PEN    $ 2,344,340
  7.84%, 8/12/20 ...................................          47,200,000 PEN     14,885,863
  Series 7, 8.60%, 8/12/17 .........................          61,545,000 PEN     20,607,582
                                                                                -----------
                                                                                 37,837,785
                                                                                -----------
PHILIPPINES 2.0%
  Government of the Philippines,
  9.00%, 2/15/13 ...................................               5,500,000      6,208,125
e Reg S, 9.125%, 2/22/10 ...........................          12,170,000 EUR     16,683,232
                                                                                -----------
                                                                                 22,891,357
                                                                                -----------
POLAND 8.2%
  Government of Poland,
  8.50%, 11/12/06 ..................................         100,860,000 PLN     32,902,393
  8.50%, 5/12/07 ...................................          68,700,000 PLN     22,768,917
  6.00%, 5/24/09 ...................................          65,250,000 PLN     21,761,649
  6.25%, 10/24/15 ..................................          12,550,000 PLN      4,480,929
  5.75%, 9/23/22 ...................................          34,200,000 PLN     12,013,584
                                                                                -----------
                                                                                 93,927,472
                                                                                -----------

SINGAPORE 3.6%
  Government of Singapore,
  1.75%, 2/01/07 ...................................           9,850,000 SGD      6,015,633
  4.00%, 3/01/07 ...................................          55,475,000 SGD     34,613,323
                                                                                -----------
                                                                                 40,628,956
                                                                                -----------
SLOVAK REPUBLIC 4.9%
  Government of Slovakia,
  4.80%, 4/14/09 ...................................         298,100,000 SKK      9,887,154
  7.50%, 3/13/12 ...................................          84,000,000 SKK      3,232,614
  4.90%, 2/11/14 ...................................          53,300,000 SKK      1,821,693
  5.30%, 5/12/19 ...................................          50,200,000 SKK      1,826,365
  Strip, 1/14/07 ...................................       1,264,000,000 SKK     39,417,918
                                                                                -----------
                                                                                 56,185,744
                                                                                -----------
SOUTH AFRICA 0.2%
Government of South Africa, 5.25%, 5/16/13 .........           2,000,000 EUR      2,574,783
                                                                                -----------
SOUTH KOREA 15.8%
Government of Korea,
  6.90%, 1/16/07 ...................................      41,010,000,000 KRW     43,084,741
  4.75%, 3/03/07 ...................................       7,900,000,000 KRW      8,150,669
  6.15%, 7/10/07 ...................................      10,000,000,000 KRW     10,495,036
  3.75%, 9/10/07 ...................................      28,100,000,000 KRW     28,520,342
  5.77%, 10/09/07 ..................................      39,640,000,000 KRW     41,455,112
  4.75%, 3/12/08 ...................................       8,075,000,000 KRW      8,301,516


                                                          Semiannual Report | 13

Templeton Global Income Fund

-------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL
                                                                             AMOUNT c              VALUE
-------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   SOUTH KOREA (CONTINUED)
   Government of Korea (continued)
     4.50%, 9/09/08 ...............................................      12,000,000,000 KRW    $   12,255,991
     4.25%, 9/10/08 ...............................................      27,900,000,000 KRW        28,326,058
                                                                                               --------------
                                                                                                  180,589,465
                                                                                               --------------
   SPAIN 2.0%
   Government of Spain,
     8.80%, 4/30/06 ...............................................          13,342,000 EUR        16,060,311
     5.00%, 7/30/12 ...............................................           4,850,000 EUR         6,316,360
                                                                                               --------------
                                                                                                   22,376,671
                                                                                               --------------
   SWEDEN 8.1%
   Government of Sweden,
     8.00%, 8/15/07 ...............................................         542,350,000 SEK        73,925,353
     6.50%, 5/05/08 ...............................................         100,400,000 SEK        13,688,891
     Strip, 9/20/06 ...............................................          39,400,000 SEK         4,917,008
                                                                                               --------------
                                                                                                   92,531,252
                                                                                               --------------
   THAILAND 5.9%
   Bank of Thailand Bond, 3.25%, 5/19/07 ..........................         407,690,000 THB        10,357,473
   Government of Thailand,
     8.00%, 12/08/06 ..............................................       1,453,680,000 THB        38,317,533
     5.60%, 7/07/07 ...............................................         499,730,000 THB        12,915,152
     4.125%, 2/12/08 ..............................................         178,700,000 THB         4,506,886
     8.50%, 12/08/08 ..............................................          31,000,000 THB           868,492
                                                                                               --------------
                                                                                                   66,965,536
                                                                                               --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,008,109,043) ..............                             1,087,651,244
                                                                                               --------------

                                                                           ----------------
                                                                           SHARES/PRINCIPAL
                                                                                AMOUNT c
                                                                           ----------------
   SHORT TERM INVESTMENTS 2.9%
   FOREIGN GOVERNMENT SECURITIES 2.7%
f Canada Treasury Bill, 11/30/06 ..................................          13,700,000 CAD        11,691,294
f Egypt Treasury Bills, 5/30/06-1/16/07 ...........................         116,350,000 EGP        19,507,240
                                                                                               --------------
   TOTAL FOREIGN GOVERNMENT SECURITIES (COST $30,863,398) .........                                31,198,534
                                                                                               --------------
   TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $1,038,972,441)                             1,118,849,778
                                                                                               --------------
   MONEY MARKET FUND (COST $1,796,925) 0.2%
g Franklin Institutional Fiduciary Trust Money Market Portfolio ...           1,796,925             1,796,925
                                                                                               --------------

14 | Semiannual Report

Templeton Global Income Fund

------------------------------------------------------------------------------
                                                                     VALUE
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $1,040,769,366) 98.0% ...........     $1,120,646,703
  NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.2% ..          1,846,794
  OTHER ASSETS, LESS LIABILITIES 1.8% .....................         21,123,403
                                                                --------------
  NET ASSETS 100.0% .......................................     $1,143,616,900
                                                                ==============

CURRENCY ABBREVIATIONS

AUD  -  Australian Dollar
CAD  -  Canadian Dollar
DKK  -  Danish Krone
EGP  -  Egyptian Pound
EUR  -  Euro
IDR  -  Indonesian Rupiah
ISK  -  Iceland Krona
KRW  -  Korean Won
MYR  -  Malaysian Ringgit
NOK  -  Norwegian Krone
NZD  -  New Zealand Dollar
PEN  -  Peru Nuevo Sol
PLN  -  Polish Zloty
SEK  -  Swedish Krona
SGD  -  Singapore Dollar
SKK  -  Slovak Koruna
THB  -  Thailand Baht

SELECTED PORTFOLIO ABBREVIATIONS

FRN  -  Floating Rate Note

a The coupon rate shown represents the rate at period end.

b The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the value of this security was $12,028,324, representing 1.05% of net assets.

e Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the value of this security was $16,683,232, representing 1.46% of net assets.

f The security is traded on a discount basis with no stated coupon rate.

g See Note 10 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................     $ 1,038,972,441
  Cost - Sweep Money Fund (Note 10) .......................           1,796,925
                                                                ---------------
  Total cost of investments ...............................     $ 1,040,769,366
                                                                ===============
  Value - Unaffiliated issuers ............................     $ 1,118,849,778
  Value - Sweep Money Fund (Note 10) ......................           1,796,925
                                                                ---------------
  Total value of investments ..............................       1,120,646,703
 Foreign currency, at value (cost $135,304) ...............             140,802
 Receivables:
  Dividends and interest ..................................          22,213,020
 Unrealized gain on forward exchange contracts (Note 7) ...           1,846,794
                                                                ---------------
        Total assets ......................................       1,144,847,319
                                                                ---------------
Liabilities:
 Payables:
  Affiliates ..............................................             588,148
  Distributions to shareholders ...........................             270,231
 Accrued expenses and other liabilities ...................             372,040
                                                                ---------------
        Total liabilities .................................           1,230,419
                                                                ---------------
           Net assets, at value ...........................     $ 1,143,616,900
                                                                ===============
Net assets consist of:
 Paid-in capital ..........................................     $ 1,075,675,932
 Distributions in excess of net investment income .........         (16,532,938)
 Net unrealized appreciation (depreciation) ...............          81,879,119
 Accumulated net realized gain (loss) .....................           2,594,787
                                                                ---------------
           Net assets, at value ...........................     $ 1,143,616,900
                                                                ===============
 Shares outstanding .......................................         129,978,867
                                                                ===============
 Net asset value per share ................................     $          8.80
                                                                ===============


16 | See notes to financial statements. | Semiannual Report

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends - Sweep Money Fund (Note 10) .................................    $    143,628
 Interest ...............................................................      28,438,908
                                                                             ------------
        Total investment income .........................................      28,582,536
                                                                             ------------
Expenses:
 Management fees (Note 3a) ..............................................       2,856,336
 Administrative fees (Note 3b) ..........................................         703,238
 Transfer agent fees ....................................................          90,192
 Custodian fees (Note 4) ................................................         558,016
 Reports to shareholders ................................................          45,908
 Registration and filing fees ...........................................          58,464
 Professional fees ......................................................          43,856
 Trustees' fees and expenses ............................................          13,076
 Other ..................................................................           6,140
                                                                             ------------
        Total expenses ..................................................       4,375,226
                                                                             ------------
           Net investment income ........................................      24,207,310
                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................      53,014,644
  Foreign currency transactions .........................................      (1,644,361)
                                                                             ------------
           Net realized gain (loss) .....................................      51,370,283
                                                                             ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................     (35,506,287)
  Translation of assets and liabilities denominated in foreign currencies       2,533,884
                                                                             ------------
           Net change in unrealized appreciation (depreciation) .........     (32,972,403)
                                                                             ------------
Net realized and unrealized gain (loss) .................................      18,397,880
                                                                             ------------
Net increase (decrease) in net assets resulting from operations .........    $ 42,605,190
                                                                             ============


Semiannual Report | See notes to financial statements. | 17

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ---------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                            FEBRUARY 28, 2006          YEAR ENDED
                                                                                                (UNAUDITED)         AUGUST 31, 2005
                                                                                            ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................      $    24,207,310       $    50,717,075
  Net realized gain (loss) from investments and foreign currency transactions ..........           51,370,283            62,757,847
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...........................          (32,972,403)              429,037
                                                                                              -------------------------------------
        Net increase (decrease) in net assets resulting from operations ................           42,605,190           113,903,959
                                                                                              -------------------------------------
 Distributions to shareholders from net investment income ..............................          (71,228,419)          (81,190,215)
                                                                                              -------------------------------------
 Capital share transactions: (Note 2) ..................................................                   --             2,550,011
                                                                                              -------------------------------------
        Net increase (decrease) in net assets ..........................................          (28,623,229)           35,263,755
Net assets:
 Beginning of period ...................................................................        1,172,240,129         1,136,976,374
                                                                                              -------------------------------------
 End of period .........................................................................      $ 1,143,616,900       $ 1,172,240,129
                                                                                              =====================================
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:
 End of period .........................................................................      $   (16,532,938)      $    30,488,171
                                                                                              =====================================


18 | See notes to financial statements. | Semiannual Report

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 19

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

20 | Semiannual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 21

Templeton Global Income Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2006, the Fund had repurchased a total of 11,210,400 shares. During the period ended February 28, 2006, there were no share repurchases.

At February 28, 2006, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2006, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31, 2005, 266,641 shares were issued for $2,550,011 from reinvested distributions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
---------------------------------------------------------------------------
       0.550%            Up to and including $200 million
       0.500%            Over $200 million, up to and including $1 billion
       0.480%            Over $1 billion, up to and including $5 billion
       0.460%            Over $5 billion, up to and including $10 billion
       0.440%            Over $10 billion, up to and including $15 billion
       0.420%            Over $15 billion, up to and including $20 billion
       0.400%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
---------------------------------------------------------------------------
      0.150%             Up to and including $200 million
      0.135%             Over $200 million, up to and including $700 million
      0.100%             In excess of $700 million


22 | Semiannual Report

Templeton Global Income Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, there were no credits earned.

5. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2009 ................................      $16,644,196
  2010 ................................       27,371,582
  2011 ................................        4,209,282
                                             -----------
                                             $48,225,060
                                             ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................      $ 1,062,418,446
                                             ===============
Unrealized appreciation ...............      $    70,196,893
Unrealized depreciation ...............          (11,968,636)
                                             ---------------
Net unrealized appreciation (depreciation)   $    58,228,257
                                             ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $303,231,315 and $366,621,014, respectively.


                                                          Semiannual Report | 23

Templeton Global Income Fund

7. FORWARD EXCHANGE CONTRACTS

At February 28, 2006, the Fund had the following forward exchange contracts outstanding:

                                                             CONTRACT          SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                             AMOUNT              DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
   225,000,000 Indonesia Rupiah                              7,303,772      NZD  6/21/06       $   235,962
     4,200,000 Canadian Dollar...........................    5,472,313      NZD  10/24/06          149,332
 3,600,000,000 Korean Won ...............................    5,534,290      NZD  10/24/06          113,414
   145,000,000 Thailand Baht ............................    5,557,046      NZD  10/24/06           73,911
   130,000,000 Indonesia Rupiah .........................    4,291,845      NZD  10/26/06           94,081
 2,800,000,000 Korean Won ...............................    4,232,676      NZD  10/26/06          135,440
   155,000,000 Indonesia Rupiah .........................    5,193,848      NZD  10/27/06           62,224
   117,100,000 Thailand Baht ............................    4,118,599      NZD  11/30/06          303,391
 2,950,000,000 Korean Won ...............................    4,130,154      NZD  12/06/06          365,624
   117,100,000 Thailand Baht ............................    4,104,092      NZD  12/06/06          313,415
                                                                                               ===========
                      Unrealized gain on forward exchange contracts ........................   $ 1,846,794
                                                                                               ===========

CURRENCY ABBREVIATIONS

NZD - New Zealand Dollar

8. CREDIT RISK

The Fund has 15.60% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


24 | Semiannual Report

Templeton Global Income Fund

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds March 2005. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 25

Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 24, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 24, 2006. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, S. Joseph Fortunato, David W. Niemiec and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

--------------------------------------------------------------------------------------------------------
                                                              % OF                               % OF
                                                             SHARES                             SHARES
                                               % OF         PRESENT                  % OF       PRESENT
                                           OUTSTANDING        AND                 OUTSTANDING     AND
TERM EXPIRING 2007               FOR          SHARES         VOTING   WITHHELD       SHARES      VOTING
--------------------------------------------------------------------------------------------------------
Larry D. Thompson .......    111,612,162      85.87%         97.27%   3,133,373       2.41%       2.73%

TERM EXPIRING 2009
Harris J. Ashton ........    111,540,092      85.81%         97.21%   3,205,443       2.47%       2.79%
S. Joseph Fortunato .....    111,514,523      85.79%         97.18%   3,231,012       2.49%       2.82%
David W. Niemiec ........    111,669,610      85.91%         97.32%   3,075,925       2.37%       2.68%

* Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gordon S. Macklin, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


26 | Semiannual Report

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Global Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.


                                                          Semiannual Report | 27

Templeton Global Income Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


28 | Semiannual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the year ended August 31, 2005. Additionally, the Fund expects to file, on or about April 30, 2006, such certifications with its Form N-CSRS for the six months ended February 28, 2005.


                                                          Semiannual Report | 29

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

    [LOGO](R)                   100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
   INVESTMENTS                  St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON GLOBAL
INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM S2006 04/06







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.      N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.   N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 24, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 24, 2006